Exhibit 99.1

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2003
(in US dollars)

                                                         Prime Battery
                                          Wireless Age     Products          Marlon      Pro-forma   Pro-forma   Pro-forma
                                         Communications     Limited       Distributors  Adjustments    Notes
                                              Inc.                            Ltd.
Product
     Sales - product                       7,111,822       1,189,196         877,817      (32,934)(1)             9,145,901
     Cost of sales - product               5,411,072         999,944         560,296           --                 6,971,312
                                          -------------------------------------------------------                ----------
Gross profit - product                     1,700,750         189,252         317,521      (32,934)                2,174,589

Commissions, residuals and royalties       2,156,747              --              --           --                 2,156,747
                                          -------------------------------------------------------                ----------

Gross profit                               3,857,497         189,252         317,521      (32,934)                4,331,336

Selling and administrative expenses        3,616,350         332,896         312,940           --                 4,262,186
                                          -------------------------------------------------------                ----------

Earnings from operations                     241,147        (143,644)          4,581      (32,934)                   69,150

Amortization                                 249,223           2,266           5,940           --                   257,429
Interest expense                             100,294         144,962           1,311           --                   246,567
                                          -------------------------------------------------------                ----------

Loss before under-noted items               (108,370)       (290,872)         (2,670)     (32,934)                 (434,846)

Other expenses
     Foreign exchange losses (gains)          84,951          26,592              --           --                   111,543
     Other (income)                          (39,973)        (15,497)        (46,155)          --                  (101,625)
                                          -------------------------------------------------------                ----------
                                              44,978          11,095         (46,155)          --                     9,918
                                          -------------------------------------------------------                ----------

Loss before non-controlling interest
and income taxes                            (153,348)       (301,967)         43,485      (32,934)                 (444,764)

Non-controlling interest                      16,041              --              --           --                    16,041
                                          -------------------------------------------------------                ----------

Loss before income taxes                    (137,307)       (301,967)         43,485      (32,934)                 (428,723)

Income taxes                                      --              --           7,366           --                     7,366
                                          -------------------------------------------------------                ----------

Loss for the year                           (137,307)       (301,967)         36,119      (32,934)                 (436,089)
                                          =======================================================                ==========

Loss per share                                 (0.01)                                                                 (0.02)
                                          =======================================================                ==========
Weighted average number of common
shares outstanding                        17,537,022         700,000       1,475,563                             19,712,585
                                          =======================================================                ==========

WIRELESS AGE COMMUNICATIONS, INC.
BALANCE SHEET
AS AT JUNE 30, 2004
(in US dollars)

                                                      Prime Battery
                                      Wireless Age       Products         Marlon           Pro-forma    Pro-forma    Pro-forma
                                     Communications      Limited       Distributors       Adjustments     Notes
                                           Inc.                            Ltd.
ASSETS
Current
Cash and cash equivalents                 (96,959)           (508)        474,254             327,803 (3)               704,590
Accounts receivable - trade             1,455,471          23,813          87,455                  --                 1,566,739
Inventories                             1,281,836              --         368,754                  --                 1,650,590
Investments                             2,420,000              --         449,260            (449,260)(3)             2,420,000
Due to/from related                        40,405        (222,459)             --                  --                  (182,054)
Prepaid and deposits                      265,861           2,783          24,220                  --                   292,864
                                        -------------------------------------------------------------                ----------
                                        5,366,614        (196,371)      1,403,943            (121,457)                6,452,729
                                        -------------------------------------------------------------                ----------

Capital Assets                            414,988           6,997          29,807                  --                   451,792
Intangible assets                       1,892,188              --              --                  --                 1,892,188
Goodwill                                2,855,597              --              --             693,571 (2),(4)         3,549,168
                                        -------------------------------------------------------------                ----------
                                       10,529,387        (189,374)      1,433,750             572,114                12,345,877
                                        -------------------------------------------------------------                ----------
LIABILITIES
Current
Accounts payable and accruals           2,680,202          91,466          33,510                  --                 2,805,178
Customer Deposits                          15,753              --              --                  --                    15,753
Current portion of long-term debt       2,539,222              --              --                  --                 2,539,222
                                        -------------------------------------------------------------                ----------
                                        5,235,177          91,466          33,510                  --                 5,360,153
                                        -------------------------------------------------------------                ----------

                                          116,455          37,608         266,674            (189,521)(5)               231,216
Non controlling interest                   48,862              --              --                  --                    48,862
                                        -------------------------------------------------------------                ----------
                                        5,400,494         129,074         300,184            (189,521)                5,640,231
                                        -------------------------------------------------------------                ----------

SHAREHOLDERS' EQUITY
Common stock                               21,111              75         161,327            (159,856)(2),(4),(5)        22,657
Additional paid in capital              5,418,476              --              --           1,591,145 (2),(4),(5)     7,009,621
Retained earnings (deficit)              (373,843)       (318,523)        989,653            (669,654)(2),(3),(4)      (372,367)
Other comprehensive income                 63,149              --         (17,414)                 --                    45,735
                                        -------------------------------------------------------------                ----------
                                        5,128,893        (318,448)      1,133,566             761,635                 6,705,646

                                        -------------------------------------------------------------                ----------
                                       10,529,387        (189,374)      1,433,750             572,114                12,345,877
                                        -------------------------------------------------------------                ----------

 Check row                                     --              --              --                  --                        --

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE PERIOD ENDED JUNE 30, 2004
(in US dollars)

                                                                        Prime Battery
                                                         Wireless Age      Products         Marlon       Pro-forma      Pro-forma
                                                        Communications     Limited       Distributors   Adjustments
                                                              Inc.                           Ltd.
Product
      Sales - product                                      5,395,592        24,393         396,384              --       5,816,369
      Cost of sales - product                              4,369,675         2,223         229,323              --       4,601,221
                                                          --------------------------------------------------------      ----------
Gross profit - product                                     1,025,917        22,170         167,061              --       1,215,148

Commissions, residuals and royalties                       1,153,786            --              --              --       1,153,786
                                                          --------------------------------------------------------      ----------

Gross profit                                               2,179,703        22,170         167,061              --       2,368,934

Selling and administrative expenses                        2,340,309           256         167,189              --       2,507,754
                                                          --------------------------------------------------------      ----------

Earnings (loss) from operations                             (160,606)       21,914            (128)             --        (138,820)

Amortization                                                 114,600         1,226           2,535              --         118,361
Interest expense                                              57,759        48,901             261              --         106,921
                                                          --------------------------------------------------------      ----------

Loss before under-noted items                               (332,965)      (28,213)         (2,924)             --        (364,102)

Other expenses
      Foreign exchange losses (gains)                           (369)           --              --              --            (369)
      Non-operating interest expense, net                    107,770            --              --              --         107,770
      (Gain) on disposal of investments                     (275,594)           --              --              --        (275,594)
                                                          --------------------------------------------------------      ----------
                                                            (168,193)           --              --              --        (168,193)
                                                          --------------------------------------------------------      ----------

Loss before non-controlling interest                        (164,772)      (28,213)         (2,924)             --        (195,909)

Non-controlling interest                                      (1,535)           --              --              --          (1,535)
                                                          --------------------------------------------------------      ----------

Net loss                                                    (166,307)      (28,213)         (2,924)             --        (197,444)
                                                          ========================================================      ==========

Loss per share                                                 (0.01)                                                        (0.01)
                                                          ========================================                      ==========
Weighted average number of common shares outstanding      20,852,229       700,000       1,475,563                      23,027,792
                                                          ========================================                      ==========

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE PERIOD ENDED SEPTEMBER 30, 2004
(in US dollars)

                                                                        Prime Battery
                                                         Wireless Age      Products         Marlon       Pro-forma      Pro-forma
                                                        Communications     Limited       Distributors   Adjustments
                                                              Inc.                           Ltd.
                                                           (Jan 1 -       (Jan 1 -        (Jan 1 -                       (Jan 1 -
                                                            Sep 30)        Sep 15)         Jul 29)                        Sep 30)
Product
      Sales - product                                      8,615,026        24,479         456,380              --       9,095,885
      Cost of sales - product                              6,929,064         2,230         268,436              --       7,199,730
                                                          --------------------------------------------------------      ----------
Gross profit - product                                     1,685,962        22,249         187,944              --       1,896,155

Commissions, residuals and royalties                       1,818,489            --              --              --       1,818,489
                                                          --------------------------------------------------------      ----------

Gross profit                                               3,504,451        22,249         187,944              --       3,714,644

Selling and administrative expenses                        3,549,271           333         201,463              --       3,751,067
                                                          --------------------------------------------------------      ----------

Earnings (loss) from operations                              (44,820)       21,916         (13,519)             --         (36,423)

Amortization                                                 174,610         1,639           2,960              --         179,209
Interest expense                                              75,989        49,074             262              --         125,325
                                                          --------------------------------------------------------      ----------

Loss before under-noted items                               (295,419)      (28,797)        (16,741)             --        (340,957)

Other expenses
      Foreign exchange losses (gains)                          2,163            --          (3,856)             --          (1,693)
      Non-operating interest expense, net                    136,420            --              --              --         136,420
      Gain on disposal of investments                       (275,594)           --              --              --        (275,594)
      Other (income)                                           1,932            --              --              --           1,932
                                                          --------------------------------------------------------      ----------
                                                            (135,079)           --          (3,856)             --        (138,935)
                                                          --------------------------------------------------------      ----------

Loss before non-controlling interest                        (160,340)      (28,797)        (12,885)             --        (202,022)

Non-controlling interest                                      (1,535)           --              --              --          (1,535)
                                                          --------------------------------------------------------      ----------

Net loss                                                    (161,875)      (28,797)        (12,885)             --        (203,557)
                                                          ========================================================      ==========

Loss per share                                                 (0.01)                                                        (0.01)
                                                          ========================================                      ==========
Weighted average number of common shares outstanding      21,348,566       700,000       1,475,563                      23,524,129
                                                          ========================================                      ==========

WIRELESS AGE COMMUNICATIONS, INC.
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2003, JUNE 30, 2004 and SEPTEMBER 30, 2004

Note 1      BASIS OF PRESENTATION

            The accompanying pro-forma financial statements give effect to the acquisition of Prime Battery Products Limited ("PBattery") by Wireless Age Communications, Inc. ("Wireless") on September 16, 2004 and the acquisition of Marlon Distributors Ltd. ("Marlon") on July 30, 2004.

            The unaudited pro-forma financial statements of Wireless included herein have been prepared by management of Wireless in accordance with the generally accepted accounting principles of the United States of America. They have been prepared from information derived from the June 30, 2004 (unaudited), the September 30, 2004 (unaudited) and December 31, 2003 (audited) financial statements of Wireless, the June 30, 2004 (unaudited), the September 15, 2004 (unaudited) and the December 31, 2003 (audited) financial statements of PBattery and the June 30, 2004 (unaudited), the July 29, 2004 (unaudited) and the December 31, 2003 (audited) financial statements of Marlon, together with other information available to the corporations. The financial statements of Wireless at September 30, 2004 include the operating results of PBattery and Marlon from the dates of acquisition. In the opinion of management of Wireless, these unaudited pro-forma financial statements include all the adjustments necessary for fair presentation of the acquisition of PBattery and Marlon by Wireless as described below.

            The unaudited pro-forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Wireless, PBattery and Marlon referred to above and included elsewhere in this Form 8-K/A. The Wireless unaudited pro-forma balance sheet has not been provided since this transactions occurred on September 16, 2004 and July 30, 2004 and the acquisitions have been recorded in the September 30, 2004 10QSB previously filed. The unaudited pro-forma financial statements of operations gives the effect to the acquisitions of PBattery and Marlon as if they had occurred at the start of the fiscal period beginning on January 1, 2003. These unaudited pro-forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combinations and related transactions had actually occurred on those dates.

            PBattery is a Canadian company, however, the financial statements of PBattery were prepared in accordance with the generally accepted accounting principles of the United States.

            The financial statements of PBattery and Marlon have been converted from Canadian dollars ("CDN") to United States dollars ("US") as follows:

            - Revenue and expenses for the one year period ended December 31, 2003 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.749738 US.

            - Revenue and expenses for the six month period ended June 30, 2004 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.746352 US.

            - Revenue and expenses for the nine month period ended September 30, 2004 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.753837 US.

Note 2      BUSINESS ACQUISITIONS

            PRIME BATTERY PRODUCTS LIMITED

            On September 16, 2004, Wireless acquired all of the issued and outstanding common shares of PBattery. Wireless entered into a share exchange agreement with the shareholders of PBattery whereby Wireless acquired the outstanding common shares of PBattery in exchange for 700,000 common shares of Wireless.

            The business combination is accounted for using the purchase method. The fair value of the assets and liabilities acquired are as follows:

                        Current assets                                    2,135
                        Capital assets                                    6,668
                        Goodwill                                        589,795
                        Current liabilities                            (331,748)
                                                                      ---------
                        Net assets acquired at fair values            $ 266,850
                                                                      =========

                        Total consideration:
                        700,000 common shares of the Company            492,450
                        Less: Consideration allocated to purchase
                        of net assets                                  (225,600)
                                                                      ---------
                                                                      $ 266,850
                                                                      =========

            The excess of purchase price over net assets acquired has been allocated to goodwill.

            MARLON DISTRIBUTORS LTD.

            On July 30, 2004, Wireless acquired all of the issued and outstanding common shares of Marlon. Wireless entered into a share exchange agreement with the shareholders of Marlon whereby Wireless acquired 94,163 common shares of Marlon in exchange for 1,325,000 common shares of Wireless. In addition, Wireless issued 150,563 common shares of Wireless to the former shareholders of Marlon in repayment of shareholder loans totaling approximately $189,521 (CAD$245,716) provided to Marlon.

            The business combination is accounted for using the purchase method. The fair value of the assets and liabilities acquired are as follows:

                  Current assets                              1,036,504
                  Capital assets                                 33,020
                  Note receivable on sale of Marlon Rec         327,803
                  Intangible assets and goodwill                103,776
                  Current liabilities                          (364,783)
                                                             ----------
                  Net assets acquired at fair values          1,136,320
                                                             ==========

                  Total consideration:
                  1,325,000 common shares of the Company      1,136,320
                                                             ==========

                  The excess of purchase price over net assets acquired has been temporarily allocated to goodwill.

Note 3      PRO-FORMA ADJUSTMENTS

            Pro-forma adjustments for the year ended December 31, 2003:

            1. Elimination of intercompany sales - During the year ended December 31, 2003 the Company had recorded sales of $32,934 to Marlon Distributors Ltd. These sales would have been eliminated upon consolidation.

            Pro-forma adjustments for the period ended June 30, 2004:

            2.    Goodwill                       589,795  - estimated goodwill
                  Common stock                        75  - elimination of common stock
                  Common stock                       (70) - common stock issued
                  Additional paid in capital    (266,780) - common stock issued
                  Retained earnings             (323,020) - elimination of retained earnings

                  To record the acquisition of Prime Battery

            3.    Cash and cash equivalents      327,803
                  Investment in subsidiary      (449,260)
                  Retained earnings              121,457

                  To record the effect of the planned sale of subsidiary acquired.

            4.    Goodwill                       103,776  - estimated goodwill
                  Common stock                   161,327  - elimination of common stock
                  Common stock                    (1,325) - common stock issued
                  Additional paid in capital  (1,134,995) - common stock issued
                  Retained earnings              871,217  - elimination of retained earnings

                  To record the acquisition of Marlon.

            5.    Long-term debt                 189,521  - Debt exchanged for common shares
                  Common stock                      (151) - common stock issued
                  Additional paid in capital    (189,370) - common stock issued

            To record the effect of debt exchanged for sale of subsidiary.

Note 4      PRO-FORMA BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

            Pro-forma basic and diluted earnings (loss) per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of Wireless issued pursuant to the acquisition have been outstanding since the beginning of the periods. Diluted earnings per share include potentially dilutive effect of outstanding common stock options and warrants which are convertible to common shares.